November 1, 1996

                          Delaware Group of Funds

                    Supplement to Current Prospectuses

                               DelCap Fund
                          A Class/B Class/C Class

                               Delaware Fund
                                Devon Fund
                          A Class/B Class/C Class

                            Decatur Income Fund
                         Decatur Total Return Fund
                          A Class/B Class/C Class

                                Value Fund
                          A Class/B Class/C Class

                       Limited-Term Government Fund
                          A Class/B Class/C Class


     Effective November 1, 1996, the "NAV/Delaware Group Asset Planner Accommodation Program" described in the March 15, 1996 Supplement, which permitted certain investors to invest in Delaware Group funds at net asset value when using the Asset Planner service was discontinued. All share purchases through Delaware Group Asset Planner are now subject to applicable sales charges. Delaware Group Asset Planner is an asset allocation service that gives investors, working with a financial professional, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds.

     Also effective November 1, 1996, the annual Asset Planner fee of $35 per Strategy will be waived until further notice. Investors who utilize the Asset Planner for an individual retirement account ("IRA") will continue to pay the annual IRA fee of $15 per Social Security number.

     Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under "Investing by Exchange" in the Funds' Prospectuses.